New Mountain Finance Corporation Announces Financial Results for the Quarter Ended June 30, 2026

Reports Second Quarter Adjusted Net Investment Income1 of $0.26 per Share and Declares a Third Quarter Distribution of $0.25 per Share

NEW YORK--(BUSINESS WIRE) — August 3, 2026 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended June 30, 2026.
Second Quarter and Recent Highlights2
•Adjusted net investment income1 of $24.7 million, or $0.26 per weighted average share
•Net asset value of $10.89 per share compared to $10.92 per share as of March 31, 2026
•Declared a third quarter 2026 distribution of $0.25 per share, payable on September 30, 2026, to holders of record as of September 16, 2026
•Non-accruals decreased from 2.6% of fair value in Q1 to 1.5% for Q2; ~88% of the portfolio is rated green on our internal heatmap
•Extended the maturity date of the NMFC Credit Facility to July 2031

($ in millions, except per share data)	Q2 2026	Q2 2025
Net Investment Income per Weighted Average Share	$0.26	$0.32
Non-recurring Adjustments[1]	0.00	—
Net Adjusted Investment Income[1] per Weighted Average Share	$0.26	$0.32
Regular Dividends Paid per Share in Quarter	$0.25	$0.32
Annualized Dividend Yield[3]	14.5%	12.3%

	June 30, 2026	March 31, 2026
Investment Portfolio[4]	$2,295.5	$2,319.1
NAV per Share	$10.89	$10.92
Statutory Debt/Equity[5]	1.16x	1.12x
Statutory Debt/Equity (Net of Available Cash)[5]	1.11x	1.08x
Management Comments on Second Quarter Performance
"Our second quarter results reflect stable NAV and solid credit performance across the portfolio," said Steven B. Klinsky, NMFC Chairman and New Mountain Capital CEO. "We believe NMFC remains undervalued, with a dividend yield of 15% based on Friday's closing share price. Our insider ownership now represents 18% of shares outstanding, demonstrating our confidence in the Company’s long-term value."
John R. Kline, NMFC CEO, added: "During the second quarter, NMFC improved its portfolio composition through a reduction in non-accruals. Looking ahead, we remain focused on our strategic priorities which include selling certain equity positions, reducing PIK income and increasing portfolio diversification."

Portfolio and Investment Activity4
As of June 30, 2026, the Company’s NAV2 was $1,028.2 million and its portfolio had a fair value of $2,295.5 million of investments in 113 portfolio companies, with a weighted average YTM at Cost6 of approximately 11.1%. For the three months ended June 30, 2026, the Company originated $73.3 million of investments7, offset by $61.0 million of repayments7 and $43.4 million of sales.
Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value8

Business Services		Healthcare
Utility & Data Center Services	7.0%	Healthcare Services	9.1%
Real Estate Services	4.6%	Healthcare IT & Tech-Enabled Services	6.3%
Insurance & Benefits Services	4.5%	Healthcare Products	2.2%
Misc Services	2.3%	Pharma Services	1.7%
Digital Transformation	1.6%	Total Healthcare	19.3%
Field Services	1.4%
Data & Information Services	1.4%	Financial Services & Technology
Compliance Services	1.4%	Financial Services	3.3%
Engineering & Consulting Services	0.9%	Integrated Payments	2.3%
Total Business Services	25.1%	Financial Technology	1.4%
		Total Financial Services & Technology	7.0%
Software
ERP	7.1%	Other Industries
IT Infrastructure & Security	4.7%	Consumer Services	7.3%
Finance & Accounting	4.7%	Education	6.2%
Human Capital Management	2.3%	Distribution & Logistics	5.2%
Commerce & Supply Chain	0.8%	Packaging	4.7%
Governance, Risk & Compliance	0.2%	Other	5.4%
Total Software	19.8%	Total Other Industries	28.8%

The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of June 30, 2026:

(in millions)	As of June 30, 2026
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark
Green[9]	$2,090.6	83.8%	$2,010.5	87.6%	97.9%
Yellow[4]	308.8	12.4%	233.9	10.2%	68.9%
Orange	79.8	3.2%	49.2	2.1%	71.3%
Red	15.2	0.6%	1.9	0.1%	12.5%
Total	$2,494.4	100.0%	$2,295.5	100.0%

As of June 30, 2026, most of the investments in the Company’s portfolio had a Green Risk Rating, with the exception of thirteen portfolio companies that had a Yellow Risk Rating, seven portfolio companies that had an Orange Risk Rating and one portfolio company had a Red Risk Rating.
The following table shows the Company’s investment portfolio composition as of June 30, 2026:

(in millions)
Investment Portfolio Composition	June 30, 2026	Percent of Total
First Lien	$1,453.6	63.3%
Senior Loan Funds (SLP III & SLP IV) & NMNLC	384.8	16.8%
Second Lien	74.3	3.2%
Subordinated	98.4	4.3%
Preferred Equity	155.9	6.8%
Common Equity and Other[10]	128.5	5.6%
Total	$2,295.5	100.0%
Liquidity and Capital Resources
As of June 30, 2026, the Company had cash and cash equivalents of $64.8 million and total statutory debt outstanding of $1,192.5 million5. The Company's statutory debt to equity was 1.16x (or 1.11x net of available cash) as of June 30, 2026. Additionally, the Company's wholly-owned SBIC subsidiaries had $169.3 million of SBA-guaranteed debentures outstanding as of June 30, 2026. As of June 30, 2026, the Company had $668.5 million of available capacity on its Holdings Credit Facility, NMFC Credit Facility and Unsecured Management Company Revolver.
Second Quarter 2026 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:30 am Eastern Time on Tuesday, August 4, 2026. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (646) 769-9200
•International: (800) 330-6710
•Access Code: 1670693
•Live Audio Webcast
A replay of the conference call will be available for one year following the call. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
For additional details related to the quarter ended June 30, 2026, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Adjusted net investment income for Q2 2026 includes $0.2 million of accelerated deferred financing costs related to the commitment decrease of the Holdings Credit Facility.

(2)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(3)The Q2 2026 dividend yield calculation uses the closing stock price of $6.89 on July 31, 2026 and includes annualized dividends of $0.25 per share, to be paid in Q3 2026. The Q2 2025 dividend yield calculation uses the closing stock price of $10.42 on August 1, 2025 and includes annualized dividends of $0.32 per share, which were paid in Q3 2025.
(4)Includes claim related to the collateralized agreements to resell.
(5)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(6)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(7)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales exclude revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(8)Excludes NMFC Senior Loan Program III LLC ("SLP III"), NMFC Senior Loan Program IV LLC ("SLP IV") and NMNLC.
(9)Includes investments held in NMNLC.
(10)Includes investments classified as structured finance obligations and claim related to the collateralized agreement to resell.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	June 30, 2026	December 31, 2025
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,680,189 and $2,060,391, respectively)	$1,589,609	$2,002,306
Non-controlled/affiliated investments (cost of $134,340 and $131,221, respectively)	69,953	60,702
Controlled investments (cost of $649,899 and $720,503, respectively)	630,243	679,005
Total investments at fair value (cost of $2,464,428 and $2,912,115, respectively)	2,289,805	2,742,013
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	5,700	13,500
Cash and cash equivalents	64,799	80,718
Interest and dividend receivable	33,600	38,549
Receivable from affiliates	182	381
Derivative asset at fair value	34	5,647
Receivable from unsettled securities sold	—	4,138
Other assets	21,333	17,907
Total assets	$2,415,453	$2,902,853
Liabilities
Borrowings
Unsecured Notes	$784,045	$991,585
Holdings Credit Facility	378,146	420,063
SBA-guaranteed debentures	169,255	196,205
NMFC Credit Facility	30,356	81,074
Deferred financing costs (net of accumulated amortization of $48,929 and $45,302, respectively)	(15,416)	(17,875)
Net borrowings	1,346,386	1,671,052
Payable to broker	7,490	14,630
Management fee payable	7,414	9,176
Interest payable	7,395	11,892
Incentive fee payable	4,324	3,018
Derivative liability at fair value	2,968	366
Deferred tax liability	1,670	1,819
Payable for unsettled securities purchased	313	463
Other liabilities	2,678	2,181
Total liabilities	1,380,638	1,714,597
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 107,851,929 and 107,851,929 shares issued, respectively, and 94,452,390 and 102,638,388 shares outstanding, respectively	1,079	1,079
Paid in capital in excess of par	1,354,726	1,354,726
Treasury stock at cost, 13,399,539 and 5,213,541 shares held, respectively	(117,515)	(51,952)
Accumulated overdistributed earnings	(210,109)	(121,676)
Total net assets of New Mountain Finance Corporation	$1,028,181	$1,182,177
Non-controlling interest in New Mountain Net Lease Corporation	6,634	6,079
Total net assets	$1,034,815	$1,188,256
Total liabilities and net assets	$2,415,453	$2,902,853
Number of shares outstanding	94,452,390	102,638,388
Net asset value per share of New Mountain Finance Corporation	$10.89	$11.52

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$35,949	$53,584	$75,198	$105,697
PIK interest income	2,532	2,931	4,895	5,844
Dividend income	352	506	2,157	1,063
Non-cash dividend income	835	3,972	2,192	8,406
Other income	1,673	892	3,019	2,204
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	320	336	635	667
PIK interest income	1,256	1,057	2,444	2,044
Non-cash dividend income	661	292	1,401	1,975
Other income	62	62	125	125
From controlled investments:
Interest income (excluding PIK interest income)	1,645	2,022	4,917	3,507
PIK interest income	1,627	2,900	3,213	6,588
Dividend income	10,703	12,183	22,614	24,381
Non-cash dividend income	3,386	2,378	6,610	4,449
Other income	474	375	849	2,203
Total investment income	61,475	83,490	130,269	169,153
Expenses
Interest and other financing expenses	22,454	31,138	49,978	62,512
Management fee	7,414	9,759	15,568	19,992
Incentive fee	5,766	7,971	11,869	16,218
Professional fees	1,056	1,100	2,084	2,489
Administrative expenses	970	1,184	1,965	2,288
Other general and administrative expenses	616	331	1,074	847
Total expenses	38,276	51,483	82,538	104,346
Less: management and incentive fees waived	(1,442)	(2,586)	(7,545)	(4,408)
Net expenses	36,834	48,897	74,993	99,938
Net investment income before income taxes	24,641	34,593	55,276	69,215
Income tax expense (benefit)	19	8	23	(11)
Net investment income	24,622	34,585	55,253	69,226
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(32,111)	13,390	(58,403)	12,316
Controlled investments	(12,873)	(1)	(18,591)	38,898
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	14,528	(29,012)	(31,709)	(24,806)
Non-controlled/affiliated investments	2,653	(8,928)	6,132	(13,819)
Controlled investments	20,641	(2,590)	21,842	(50,982)
Securities purchased under collateralized agreements to resell	—	—	(7,800)	—
Foreign currency	(6)	452	(106)	602
Benefit (provision) for taxes	59	(21)	146	(43)
Net realized and unrealized losses	(7,109)	(26,710)	(88,489)	(37,834)
Net increase (decrease) in net assets resulting from operations	17,513	7,875	(33,236)	31,392
Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(256)	(101)	(435)	(205)

Net increase (decrease) in net assets resulting from operations related to New Mountain Finance Corporation	$17,257	$7,774	$(33,671)	$31,187
Basic earnings (loss) per share	$0.18	$0.07	$(0.35)	$0.29
Weighted average shares of common stock outstanding - basic	94,551,023	107,750,160	97,497,589	107,800,508
Diluted earnings (loss) per share	$0.18	$0.07	$(0.35)	$0.29
Weighted average shares of common stock outstanding - diluted	94,551,023	126,733,459	97,497,589	126,792,855
Distributions declared and paid per share	$0.25	$0.32	$0.57	$0.64

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is focused on providing direct lending solutions to U.S. upper middle market companies backed by top private equity sponsors. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of senior secured loans and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $60 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $60 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountainfinance.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505